EXHIBIT 10.1
                PREMIER BANK'S 1995 INCENTIVE STOCK OPTION PLAN

     Incorporated by reference to Exhibit 99.6 to the Company's Registration Statement No. 333-34243 on Form S-4 filed with the Securities and Exchange Commission on August 22, 1997.

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